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                                                                   Exhibit 10.21

                              EXTENSION AMENDMENT


     AMENDMENT, dated as of March 30, 1999 (this "Amendment"), to and in respect of the Subordinated Loan Agreement, dated as of November 13, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan Agreement"), between CHASTAIN CAPITAL CORPORATION, a Georgia corporation (the "Borrower"), and LEND LEASE INVESTMENTS HOLDINGS, INC., a Delaware corporation (the "Subordinated Lender").


                                   RECITALS

     The Borrower has requested the Subordinated Lender to agree to amend certain provisions of the Loan Agreement to extend the Commitment Termination Date as set forth in this Amendment. The Subordinated Lender is willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Amendment (unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined).

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Subordinated Lender hereby agree as follows:

     Section 1. Amendment. Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Commitment Termination Date" and substituting in lieu thereof of the following new definition:

          "Commitment Termination Date" means the earlier to occur of
     (i) April 5, 1999 and (ii) the declaration by the Subordinated Lender, pursuant to Section 6.3, of a Commitment Termination Event.

     Section 2. Effectiveness. This Amendment shall become effective upon the receipt by the Subordinated Lender of evidence satisfactory to the Subordinated Lender that this Amendment has been duly executed and delivered by the Borrower.

     Section 3. Reservation of Rights. The Subordinated Lender hereby advised the Borrower that, other than expressly provided herein, the Subordinated Lender does not waive any Defaults or Events of Default which may exist, and that the current non-exercise of rights, remedies, powers and privileges by the Subordinated Lender under the Subordinated Loan Documents and applicable law with respect to such Defaults or Events of Default, if any, shall not be, and shall not be construed as, a waiver thereof, and the Subordinated Lender reserves its rights (i) fully to invoke any and all such rights, remedies, powers and privileges under the Subordinated Loan Documents and applicable law at any time it deems appropriate in such respect of any Defaults or Events of Default that may exist, (ii) to refuse to make available any further extensions of credit except in strict accordance with the terms of the Subordinated Loan Documents and (iii) to require that all Loans bear interest
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specified in the Loan Agreement, as amended by this Amendment. Nothing in this
Amendment, and no extension of credit made by the Subordinated Lender on or after the date hereof, shall be construed as an acknowledgment or determination by the Subordinated Lender that no Default or Event of Default has occurred or is continuing.

     Section 4. No Other Amendments. Except as expressly amended hereby, the Loan Agreement and the other Subordinated Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     Section 5. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 6. Expenses. The Borrower agrees to pay and reimburse the Subordinated Lender for all of the out-of-pocket costs and expenses incurred by the Subordinated Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of counsel to the Subordinated Lender with respect thereto.

     Section 7. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [SIGNATURE PAGE FOLLOWS]
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereto duly authorized effective as of the date first above written.

                                                  CHASTAIN CAPITAL CORPORATION


                                                  By /s/ STEVEN G. GRUBENHOFF
                                                     -------------------------
                                                     Steven G. Grubenhoff
                                                     Chief Financial Officer


                                                  LEND LEASE INVESTMENTS
                                                       HOLDINGS, INC.


                                                  By /s/ AMBER B. DEGNAN
                                                     -------------------------
                                                     Amber B. Degnan
                                                     Vice President & Treasurer